UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     February 28, 2006
                                                --------------------------------

                              GSAMP Trust 2006-NC1
                     --------------------------------------
                         (Exact name of issuing entity)

               Credit-Based Asset Servicing and Securitization LLC
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               (Exact name of sponsor as specified in its charter)

                          GS Mortgage Securities Corp.
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              (Exact name of depositor as specified in its charter)


        Delaware                      333-127620-22              13-3387389
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(State or other jurisdiction        (Commission File           (IRS Employer
of incorporation of depositor)   Number of issuing entity)   Identification No.
                                                               of depositor)

85 Broad Street, New York, New York                              10004
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(Address of principal executive offices of depositor)         (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on March 15, 2006, is hereby amended to attach the correct version of the Pooling and Servicing Agreement.

      On February 28, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller, and U.S. Bank National Association, as trustee, of GSAMP Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Certificates, having an aggregate initial principal amount of $676,384,000, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 24, 2006, by and between the Company and the Underwriter. In addition, the Class B-2, Class B-3, Class B-4, Class B-5, Class R, Class R-X, Class CE and Class P Certificates were sold on February 28, 2006 to Goldman, Sachs & Co. as initial Purchaser.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2006, by and among GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller, and U.S. Bank National Association, as trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of February 1, 2006, by and between GS Mortgage Securities Corp., as purchaser and Credit-Based Asset Servicing and Securitization LLC, as seller (included as Exhibit P to Exhibit 4).

Exhibit 10.2 ISDA Master Agreement, dated as of February 28, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to
                Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of February 28, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to
                Exhibit 4).

Exhibit 10.4 Credit Support Annex, dated as of February 28, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to
                Exhibit 4).

Exhibit 10.5 Confirmation, dated as of February 28, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 12, 2006                        GS MORTGAGE SECURITIES CORP.




                                          By:    /s/ Michelle Gill
                                              ----------------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                                  INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4                               Pooling and Servicing Agreement,            (E)
                                dated as of February 1, 2006, by and
                                among GS Mortgage Securities Corp.,
                                as depositor, Litton Loan Servicing
                                LP, as servicer, Credit-Based Asset
                                Servicing and Securitization LLC, as
                                seller, and U.S. Bank National
                                Association, as trustee.

10.1                            Mortgage Loan Purchase Agreement,           (E)
                                dated as of February 1, 2006, by and
                                between GS Mortgage Securities Corp.,
                                as purchaser and Credit-Based Asset
                                Servicing and Securitization LLC, as
                                seller (included as Exhibit P to
                                Exhibit 4).

10.2                            ISDA Master Agreement, dated as of          (E)
                                February 28, 2006, by and between
                                Barclays Bank PLC, the swap provider,
                                and U.S. Bank National Association,
                                the trustee (included as Exhibit Q to
                                Exhibit 4).

10.3                            Schedule to the Master Agreement,           (E)
                                dated as of February 28, 2006, by and
                                between Barclays Bank PLC, the swap
                                provider, and U.S. Bank National
                                Association, the trustee (included as
                                Exhibit Q to Exhibit 4).

10.4                            Credit Support Annex, dated as of           (E)
                                February 28, 2006, by and between
                                Barclays Bank PLC, the swap provider,
                                and U.S. Bank National Association,
                                the trustee (included as Exhibit Q to
                                Exhibit 4).

10.5                            Confirmation, dated as of February          (E)
                                28, 2006, by and between Barclays
                                Bank PLC, the swap provider, and U.S.
                                Bank National Association, the
                                trustee (included as Exhibit Q to
                                Exhibit 4).